UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2023, CleanSpark, Inc., a Nevada corporation (the "Company"), entered into a Membership Interest Purchase Agreement (the "Agreement") with Coinmaker Miners Limited, a British Virgin Islands business company ("Coinmaker"), and Makerstar Capital, Inc., a Delaware Corporation ("Makerstar" and, together with Coinmaker, the "Sellers"), pursuant to which the Company agreed to purchase one hundred percent (100%) membership interest in Coinmaker Miners, LLC, a Georgia limited liability company, from the Sellers. Under the terms of the Agreement, the Company will pay Coinmaker $9,300,000 at Closing. The Company delivered an earnest money deposit of $100,000 to Coinmaker on May 9, 2023, which will reduce the amount of the cash consideration at Closing. Closing is subject to the satisfaction of certain conditions.

Pursuant to the Agreement, and subject to terms and conditions thereof, the Company will assume from Coinmaker two leases of real property located in Dalton, Whitfield County, Georgia consisting of approximately two (2) acres (collectively, the "Property") and purchase from the Sellers all improvements, fixtures and personal property situated on the Property.

The foregoing description of the Agreement and the transactions contemplated thereby do not purpose to be complete and is qualified in its entirety by reference to the full text of the Agreement, copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 21, 2022 the Company issued a press release announcing the entry into the Agreement and the transactions contemplated thereby. A copy of this press release is attached as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K ("Current Report").

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated June 16, 2023 by and among Coinmaker Miners LLC, CleanSpark, Inc., Coinmaker Miners Limited and Makerstar Capital, Inc.
99.1	Press Release, dated as of June 21, 2023 (furnished herewith)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	June 21, 2023	By:	/s/ Rachel Silverstein
Name: Rachel Silverstein Title: Senior Vice President of Compliance and General Counsel